RULE 10f-3 REPORT FORM
Record of Securities Purchased
(Sub-Adviser Name)

1.	Name of Fund: Lincoln Global Asset Allocation___________________________________

2.	Name of Issuer: Mead Johnson Nutrition_________________________________________

3.	Underwriter from whom purchased: Morgan Stanley________________________________

4.	Affiliated Underwriter managing or participating in underwriting syndicate: UBS Investment Bank______________________________________________________________________

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $16,800.00_________

6.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $6,000,000.00_______________________________________________________

7.	Aggregate principal amount of offering: $720,000,000.00____________________________

8.	Purchase price (net of fees and expenses): $24.00__________________________________

9.	Offering price at close of first day on which any sales were made: $24.00________________

10.	Date of Purchase: 2/10/2009____________________________________________________

11.	Date offering commenced: 2/10/2009____________________________________________

12.	Commission, spread or profit: _____________% $0.720 / share

13.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
___x__ _____ _____ _____ _____ _____ _____ _____ _____ _____
b. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

__x___ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
c. The underwriting was a firm commitment underwriting?	___x__ _____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	___x__ _____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	___x__ _____
f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

___x__ _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__x___ _____ _____ _____
h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__x___ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Thomas Shors_________________________________________

Title: Associate Director, Compliance________________________________________

Date: April 14, 2009__________________________________________

RULE 10f-3 REPORT FORM
Record of Securities Purchased
UBS Global Asset Management (Americas) Inc.

14.	Name of Fund: Lincoln Global Asset Allocation___________________________________

15.	Name of Issuer: Wells Fargo__________________________________________________

16.	Underwriter from whom purchased: JPMorgan_____________________________________

17.	Affiliated Underwriter managing or participating in underwriting syndicate: UBS________

__________________________________________________________________________

18.	Aggregate principal amount of purchase for this Fund by the Adviser: $101,200.00________

19.	Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $28,600,000.00___________________________________________________

20.	Aggregate principal amount of offering: $7,502,000,000.00___________________________

21.	Purchase price (net of fees and expenses): $22.00__________________________________

22.	Offering price at close of first day on which any sales were made: $22.00________________

23.	Date of Purchase: 5/8/09_______________________________________________________

24.	Date offering commenced: 5/8/09_______________________________________________

25.	Commission, spread or profit: _____________% $0.277/ share

26.	Have the following conditions been satisfied? Yes No

a.   The securities are:

                part of an issue registered under the Securities Act of 1933 which is being offered to the public;
                part of an issue of Government Securities;
                Eligible Municipal Securities;
                sold in an Eligible Foreign Offering; OR
                sold in an Eligible Rule 144A Offering?
      (See Rule 10f-3 Procedures for definitions of defined terms used herein.)
__x___ _____ _____ _____ _____ _____ _____ _____ _____ _____
g. (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

___x__ _____
(2) If the securities to be purchased were offered for subscription  upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

_____ _____
h. The underwriting was a firm commitment underwriting?	__x___ _____
i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	___x__ _____
j. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	___x__ _____
k. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(ii) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

___x__ _____ _____ _____
g.    (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

__x___ _____ _____ _____
i. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	__x___ _____

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Thomas Shors_________________________________________

Title: Associate Director, Compliance______________________________________

Date: June 25, 2009_________________________________________

RULE 10f-3 REPORT FORM

Record of Securities Purchased

(Columbia Management)

1. Name of Fund: LVIP VALUE OPPORTUNITIES FUND Name of Issuer: Assured Guaranty Ltd.

3.	Underwriter from whom purchased: Deutsche Bank, Merrill Lynch, Fox Pitt, KeyBane, UBS Investment Baal ,Piper Jaffrey, VVachovia Securities and Keefe Bruyette

Affiliated Underwriter managing or participating in underwriting syndicate; Merrill Lynch, affiliate of Columbia Management

4. Aggregate principal amount of purchase for this Fund by the Adviser: $61,600 (5,600 shares)

5.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,400,000 (400,000 shares)

6. Aggregate principal amount of offering: $423,500,000 (38,500 000 shares

7. Purchase price (net of fees and expenses): $11.00

8. Offering price at close of first day on which any sales were made: $11.09

9. Date of Purchase: June 18, 2009

10. Date offering commenced: June 18, 2009

11. Commission, spread or profit:                                                                   %              $0.29 I share

12. Have the following conditions been satisfied?                                                                                                                Yes No a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government Securities; Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
Yes	No No No No

JUL 13 2889 12:26 FR COLUMBIA MANAGEMENT 2128937199 TO 912125488672 P.

b.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser -of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); ORYes

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c. The underwriting was a firm commitment underwriting?                                                                                                                Yes

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
during the same period?                                                                                                                Yes

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less
than three years?                                                                                                                Yes

f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; ORYes

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; ORYes

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

JUL 13 2889 12:26 FR COLUMBIA MANAGEMENT 2128937199 TO 912125488672 P.

h. Information has or wi11 be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to
the Trust's Bawd of Trustees?                                                                                                             Yes

All purchases described in this report were executed in compliance with Rule 10f--3 and the Rule 10f-3 procedures adopted by the Bawd of Trustees of Lincoln Variable Insurance Product Trust.
[Missing Graphic Reference]
I have submitted these answers and completed this form based on all available
Jul Cxifisberg

Title: _Portfolio Manager
Date:                   6/30/09

RULE 10f-3 REPORT FORM

Record of Securities Purchased

(Columbia Management)

1. Name of Fund: LVIP VALUE OPPORTUNITIES FUND

2. Name of Issuer: Stone Energy Corporation

3. Underwriter from whom purchased: Lehman, Cau One Southcoast, Tudor; Pickering,
Johnson Rice, Howard Weil and Simmons & Company.

Affiliated Underwriter managing or participating in underwriting syndicate: Merrill Lynch affiliate of Columbia_ Management

4. Aggregate principal amount of purchase for this Fund by the Adviser:$30,000 (3,750 shares)

5.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $2,000,000 (250,000 shares)

6. Aggregate principal mount of offering: $56 000,000 (7,000,000 shares)

7. Purchase price (net of fees and expenses): $8.00

8. Offering price at close of first day on which any sales were made: $8.34

9. Date of Purchase: June 10, 2009

10. Date offering commenced: June 10, 2009

11. Commission, spread or profit: _                                                                   %              $0.44 / share

12. Have the following conditions been satisfied?                                                                                                               Yes No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government Securities; Eligible Municipal Securities;
sold in an Eligible Foreign. Offering; OR sold in an Eligible Rule 144A Offering?
(See Rule I0f-3 Procedures for definitions of defined terms used herein.)
Yes	No No No No

JUL 13 2889 12:26 FR COLUMBIA MANAGEMENT 2128937199 TO 912125488672 P.

b.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); ORYes

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering ter inates?

c. The underwriting was a firm commitment underwriting?                                                                                                               Yes

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
during the same period?                                                                                                                Yes

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less
than three years?                                                                                                                Yes

f
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase,

did not exceed 25% of the principal amount of the offering; OR                                                                                                                Yes

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any concurrent public offering?

Yes

g. (1)No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

(2)With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.           Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N.SAR and quarterly reports to
the Trust’s Board of Trustees?                                                                                                                     Yes
Name:	[Missing Graphic Reference]
 All purchases described in this report were executed in compliance with Rule 1Of--3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust, I have submitted these answers and completed this form based on all available information.

Name:       Christian Stadlinger
Title: Portfolio Manager
Date: 06/18/09